Exhibit 10.2
THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS WARRANT AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. THE TRANSFER OF THIS WARRANT AND SUCH SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER OF SUCH SECURITIES. THE COMPANY AND ITS TRANSFER AGENT WILL NOT BE OBLIGATED TO RECOGNIZE OR GIVE EFFECT TO ANY TRANSFER MADE IN VIOLATION OF SUCH RESTRICTIONS. A COPY OF SUCH RESTRICTIONS MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.
STOCK PURCHASE WARRANT

Date of Issuance: , 2010	Certificate No. W-
     FOR VALUE RECEIVED, Borders Group, Inc., a Michigan corporation (the “Company”), hereby grants to LeBow Gamma Limited Partnership, a Delaware limited partnership, and its successors and permitted assigns (the “Holder”), the right to purchase from the Company 35,130,000 Warrant Shares at a price per share of $2.25 (as adjusted from time to time hereunder, the “Exercise Price”). The amount and kind of securities purchasable hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.
     This Warrant was issued pursuant to that certain Securities Purchase Agreement dated as of                     , 2010 (the “Securities Purchase Agreement”) by and between the Company and the Holder. For the avoidance of doubt, this Warrant is the “Warrant” referred to in the Securities Purchase Agreement and the “Warrant Shares” (as further defined herein) are the Warrant Shares referred to in the Securities Purchase Agreement. The Securities Purchase Agreement contains terms and conditions governing the rights of the Holder with respect to this Warrant, and all provisions of the Securities Purchase Agreement are hereby incorporated herein in full by reference.
     Certain capitalized terms used in this Warrant are defined in Section 5. Unless otherwise indicated herein, capitalized terms used in this Warrant have the same meanings set forth in the Securities Purchase Agreement.

     This Warrant is subject to the following provisions:
     Section 1. Exercise of Warrant.
     1.1 Exercise Period. The Holder may exercise the purchase rights represented by this Warrant in accordance with Sections 1.2 and 1.3 hereof at any time and from time to time after the first anniversary of the Date of Issuance to and including the fifth anniversary of the Date of Issuance (the “Exercise Period”).
     1.2 Exercise of Warrant.
     (a) The Holder may exercise the purchase rights represented by this Warrant in whole or in part (but not as to any fractional Warrant Shares) pursuant to this Section 1.2.
     (b) This Warrant will be deemed to have been exercised when the Company has received all of the following items (the “Exercise Time”):
     (i) a completed Exercise Notice in substantially the form attached as Exhibit I (an “Exercise Notice”) executed by the Person exercising all or part of the purchase rights represented by this Warrant (the “Purchaser”);
     (ii) this Warrant;
     (iii) if this Warrant is not registered in the name of the Purchaser, subject to compliance with Section 7, an Assignment in substantially the form attached as Exhibit II evidencing the assignment of this Warrant to the Purchaser; and
     (iv) subject to the net exercise of this Warrant pursuant to Section 1.5 hereof, a wire transfer of immediately available funds to the account of the Company set forth on Exhibit I (or such other account as the Company may have advised the Holder in writing prior to the Exercise Time) in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the “Aggregate Exercise Price”).
     1.3 Exercise Procedures.
     (a) Certificates for Warrant Shares purchased upon the exercise of this Warrant will be delivered by the Company to the Purchaser within three Business Days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised or converted, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and will, within such three Business Day period, deliver such new Warrant to the Person designated for delivery in the Exercise Notice.
     (b) The Warrant Shares issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser, and the Purchaser will be deemed for all purposes to have become the record holder and beneficial owner of such Warrant Shares, at the Exercise Time.
     (c) The issuance of certificates for Warrant Shares upon the exercise of this Warrant will be made without charge to the Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares. Each Warrant Share issuable upon the exercise of this Warrant will, when issued in accordance with this Warrant, be fully paid and non-assessable and free from all Encumbrances (other than the restrictions on transfer set forth in the Securities Purchase Agreement or arising under applicable securities laws).
     (d) The Company will not close its books against the transfer of this Warrant or of any Warrant Share issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon the exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.
     (e) The Company will reasonably assist and cooperate with the Holder or Purchaser with respect to any governmental filings or governmental approvals required to be made or obtained prior to or in connection with any exercise of this Warrant (including making any filings and obtaining any approvals required to be made or obtained by the Company).
     (f) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering, the exercise may, at the election of the Purchaser, be conditioned upon the consummation of the public offering in which case such exercise will not be deemed to be effective until the consummation of the public offering.
     (g) The Company will at all times reserve and keep available out of its authorized but unissued Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, such number of Warrant Shares issuable upon the exercise of this Warrant. The Company will take all such actions as may be necessary to assure that all such Warrant Shares issuable upon exercise of the Warrant may be so issued without violation of any applicable law or governmental regulation or any requirements of the Trading Market upon which the Warrant Shares may be listed (except for official notice of issuance, which will be promptly delivered by the Company upon each such issuance).
     1.4 Fractional Shares. If a fractional Warrant Share would, but for the provisions of Sections 1.2 and 1.3, be issuable upon the exercise of this Warrant, the Company will, within three Business Days after the date of the Exercise Time deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Fair Market Value of such fractional share as of the Exercise Time and the Exercise Price of such fractional share.
     1.5 Net Exercise. The Holder may elect to convert all or any portion of this Warrant into Warrant Shares, the aggregate value of which Warrant Shares will be equal to the value of this Warrant or the portion thereof being converted (the “Conversion Right”). The Conversion Right may be exercised by the Holder by delivery to the Company of the Exercise Notice, together with notice of the holder’s intention to exercise the Conversion Right. Upon exercise of the Conversion Right, the Company will issue to the Holder a number of Warrant Shares computed using the following formula:
X = Y(A - B)
     A

Where	X =	The number of Warrant Shares to be issued to the Holder upon exercise of its Conversion Right.

	Y =	The number of Warrant Shares with respect to which the Conversion Right is being exercised.

	A =	The Fair Market Value of one Warrant Share, as determined at the time the Conversion Right is exercised pursuant to this Section 1.5.

	B =	The Exercise Price (as adjusted to the date of such calculation).
     1.6 Automatic Conversion. Notwithstanding anything to the contrary herein, if all or any portion of this Warrant has not been exercised or converted in accordance with the terms of this Warrant prior to the day immediately preceding the fifth anniversary of the Date of Issuance (the “Automatic Conversion Date”), and if as of such date, the Fair Market Value of one Common Share exceeds the Exercise Price, then the then-unexercised portion of this Warrant will be automatically converted into, and the Company will issue to the Holder, a number of Warrant Shares computed using the formula set forth in Section 1.5.
     Section 2. Adjustment of Exercise Price and Number of Warrant Shares.
     2.1 Stock Dividends and Other Transactions. In case the Company (a) pays a dividend in Common Shares or make a distribution in Common Shares to holders of its outstanding Common Shares, (b) subdivides its outstanding Common Shares into a greater number of shares, (c) combines its outstanding Common Shares into a smaller number of Common Shares or (d) issues any shares of its capital stock in a reclassification of the Common Shares, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto will be adjusted so that the Holder will be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment pursuant to this Section 2.1 of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Exercise Price will be adjusted by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction, the numerator of which will be the number of Warrant Shares purchasable pursuant hereto immediately before such adjustment and the denominator of which will be the number of Warrant Shares purchasable pursuant hereto immediately after such adjustment. An adjustment made pursuant to this Section 2.1 will become effective at the close of business on the date such event becomes effective.
     2.2 Issuance of Rights. Except in connection with the Rights Offering (in accordance with the terms and conditions set forth in Section 6.5 of the Securities Purchase Agreement), if and whenever on or after the Date of Issuance of this Warrant the Company issues rights, options or warrants to purchase Common Shares to all or substantially all of the holders of Common Shares (such rights, options or warrants being herein called “Rights”) providing for an exercise or conversion price per share less than the then-current Fair Market Value (the “Base Price”), then immediately upon such issuance, the Exercise Price will be reduced to the Exercise Price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which will be the sum of (a) the number of Common Shares Deemed Outstanding immediately prior to such issuance multiplied by the Base Price, plus (b) the consideration, if any, received by the Company upon such issuance, and the denominator of which will be the product derived by multiplying the Base Price times the number of shares of Common Shares Deemed Outstanding immediately after such issuance or sale. Upon each such adjustment of the Exercise Price pursuant to this Section 2.2, the number of Warrant Shares acquirable upon the exercise of this Warrant will be the number of Warrant Shares acquirable upon the exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Exercise Price in effect immediately before such adjustment and the denominator of which will be the Exercise Price in effect immediately after such adjustment.
     2.3 Dividends and Distributions. If the Company fixes a record date for the payment of a dividend or the making of a distribution with respect to all or substantially all of its Common Shares of securities, evidences of indebtedness, assets, cash or rights (other than (i) a dividend or distribution covered by Section 2.1(a) or (ii) in connection with an Exempt Issuance), the Exercise Price to be in effect after the record date for such dividend or distribution will be determined by multiplying (a) the Exercise Price in effect immediately prior to such record date by (b) a fraction, the numerator of which will be the Fair Market Value per Common Share as of the last trading day before the date (the “ex-date”) on which the Common Shares first trade without the right to receive such dividend or distribution less the Fair Market Value of the cash, securities (other than Common Shares) or other property paid per share in such dividend or distribution, and the denominator of which will be the Fair Market Value per Common Share as of the last trading day before the ex-date. Upon any adjustment of the Exercise Price pursuant to this Section 2.3, the total number of Warrant Shares purchaseable upon the exercise of this Warrant will be such number of shares purchaseable pursuant to this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Exercise Price in effect immediately before such adjustment and the denominator of which will be the Exercise Price in effect immediately after such adjustment.
     2.4 Tender Offers. If a publicly-announced tender offer made by the Company or any of its Subsidiaries for all or any portion of the Common Shares expires and tendering holders of Common Shares are paid aggregate consideration when paid which exceeds the aggregate Fair Market Value based on the Fair Market Value of the Common Shares acquired in such tender offer as of the last trading date before the date on which such tender offer is first publicly announced (such excess, the “Excess Tender Amount”), then the Exercise Price to be in effect after the tender offer expires will be determined by multiplying (a) the Exercise Price in effect immediately prior to such adjustment by (b) a fraction, the numerator of which will be the Fair Market Value per Common Share as of the last trading day before the date on which such tender offer is first publicly announced less the Excess Per Pro Forma Share, and the denominator of which will be the Fair Market Value per Common Share as of the last trading day before the date on which such tender offer is first publicly announced. As used herein, “Excess Per Pro Forma Share” means (i) the Excess Tender Amount divided by (ii) the number of Common Shares outstanding at expiration of the tender offer after giving pro forma effect to the purchase of shares in the tender offer. Upon any adjustment of the Exercise Price pursuant to this Section 2.4, the total number of Common Shares purchaseable upon the exercise of this Warrant will be such number of shares purchaseable pursuant to this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Exercise Price in effect immediately before such adjustment and the denominator of which will be the Exercise Price in effect immediately after such adjustment.
     2.5 Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company will promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, will be conclusive evidence of the correctness of such adjustment.

     Section 3. Reorganization Event, Change of Control, Public Stock Merger.
     3.1 Consolidation, Merger or Sale. Subject to Sections 3.2 and 3.3, if any consolidation, merger or similar extraordinary transaction of the Company with another entity, or the sale of all or substantially all of its assets, other than in any such case a Recapitalization Event, will be effected (a “Reorganization Event”), and in connection with such Reorganization Event, the Common Shares will be converted into or exchanged for or become the right to receive cash, securities or other property, then, as a condition of such Reorganization Event, lawful and adequate provisions will be made by the Company whereby the Holder of this Warrant will hereafter have the right to purchase and receive on exercise of the Warrant, for an aggregate price equal to the aggregate Exercise Price for all of the Warrant Shares underlying the Warrant as in effect immediately before such transaction (subject to adjustment thereafter as contemplated by the succeeding sentence), the same kind and amount of cash, securities or other property as it would have had the right to receive if it had exercised the Warrant immediately before such transaction and been entitled to participate therein. In the event of any such Reorganization Event, the Company will make appropriate provision to ensure that applicable provisions of this Warrant and the Securities Purchase Agreement (including the provisions of Section 2 and Section 3 hereunder and Article 5 of the Securities Purchase Agreement) will thereafter be binding on the other party to such transaction (or the successor in such transaction) and applicable to any securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any such Reorganization Event unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Reorganization Event or the entity purchasing such assets will assume by written instrument reasonably satisfactory in form and substance to the Holder, executed and mailed or delivered to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the cash, securities or property deliverable upon exercise of Warrant (or the cash payment under Section 3.2). The Company will notify the Holder of any such proposed Reorganization Event reasonably prior to the consummation thereof so as to provide such Holder with a reasonable opportunity prior to such consummation to exercise the Warrant in accordance with the terms and conditions hereof; provided that in the case of a transaction which requires notice to be given to the holders of Common Shares of the Company, the Holder will be provided the same notice given to the holders of Common Shares of the Company.
     3.2 Mandatory Redemption. Upon the occurrence of a Change of Control Event (other than a Public Stock Merger), at the election of the Holder in its sole discretion exercised by written notice to the Company or the successor to the Company on or prior to the Exercise Date, the Company will pay to the Holder as of the date of such Change of Control Event, an amount in cash in immediately available funds equal to the Cash Redemption Value for this Warrant, not later than the date which is 10 Business Days after such Change of Control Event and this Warrant will thereafter be extinguished. For purposes of this Section 3.2, the Exercise Date will mean (a) if the Company entered into a definitive agreement with respect to a Change of Control Event and has provided to the Holder notice of the Change in Control Event at least 20 Business Days prior to the effectiveness of such event, the tenth Business Day prior to such event and (b) otherwise, the fifth Business Day following the effectiveness of the Change of Control Event. The “Cash Redemption Value” for this Warrant will equal the fair value of this Warrant as of the date of such Change of Control Event as determined by an Independent Financial Expert plus interest thereon from such date to the payment date at the rate of 10% per annum. The Independent Financial Expert will determine Cash Redemption Value using standard option pricing models for American style options, such as the Cox-Rubinstein binomial model, assuming for this purpose that the Change of Control Event had not occurred and making sure to take into account the intrinsic and option value of this Warrant, but assuming annualized volatility of 35% over this Warrant’s remaining term. The Cash Redemption Value of this Warrant will be due and payable not later than the tenth Business Day after the date of the applicable Change of Control Event. If the Holder does not exercise the right provided by this Section 3.2, this Warrant will remain outstanding as adjusted pursuant to the provisions of Section 3.1.

     3.3 Public Stock Merger.
     (a) In the case of a Public Stock Merger, the Company may by written notice to the Holder not more than 60 nor less than 30 days prior to the effective date of such Public Stock Merger elect to have all of the unexercised portion of this Warrant remain outstanding after the Public Stock Merger, in which case such unexercised portion of this Warrant will remain outstanding as adjusted pursuant to Section 3.1.
     (b) In the case of any Public Stock Merger with respect to which the Company does not make a timely election as contemplated by Section 3.3(a), the Company will pay on the effective date of such Public Merger, to the Holder as of the effective date of such Public Stock Merger, an amount in cash in immediately available funds equal to the Cash Redemption Value for the unexercised portion of this Warrant determined in accordance with Section 3.2 and this Warrant will thereafter be extinguished.
     Section 4. Notice of Corporate Action. If at any time:
     (a) the Company takes a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right,
     (b) there is a Change of Control Event, or
     (c) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company;
     then, in any one or more of such cases, the Company will give to the Holder, if lawful and practicable to do so, at least 10 days’ prior written notice of the date on which a record date will be selected for such dividend, distribution or right or for determining rights to vote in respect of any such Change of Control Event, at least 10 days’ prior written notice of the date when the same will take place. Such notice in accordance with the foregoing clause also will specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares will be entitled to any such dividend, distribution or right, and the amount and character thereof and (ii) the date on which any such Change of Control Event is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares will be entitled to exchange their Common Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice will be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 10.
     Section 5. Definitions. The following terms have meanings set forth below:
     “Change of Control Event” means an event or series of events constituting or resulting in a “change in control” as defined in the Loan Documents as then in effect (including any amendments thereto), or as defined in any successor definitive documentation that is entered into by the Company in connection with any refinancing thereof.
     “Common Shares” means the common shares of the Company, no par value per share.

     “Common Shares Deemed Outstanding” means, at any given time, the number of Common Shares actually outstanding at such time, plus the number of Common Shares deemed to be outstanding pursuant to Section 2.2, regardless of whether the Rights are actually exercisable at such time, but excluding any Warrant Shares issuable upon the exercise of this Warrant.
     “Fair Market Value” means:
     (a) in the case of the Common Shares, the closing price of the Common Shares on the Trading Market on the immediately preceding Business Day of the event in question;
     (b) in the case of cash, the amount thereof; and
     (c) in the case of any property other than Common Shares or cash, the value of such property as determined in good faith by the Board of Directors of the Company.
     If at any time the Common Shares are not listed on any Trading Market, the “Fair Market Value” will be the fair market value thereof determined jointly by the Company and the Holder. If the parties are unable to reach agreement within a reasonable period of time, such Fair Market Value will be determined by an appraiser jointly selected by the Company and the Holder. The determination of such appraiser will be final and binding upon the parties, and the fees and expenses of such appraiser will be borne equally by the Company and the Holder.
     “Independent Financial Expert” means a nationally recognized investment banking firm mutually agreed by the Company and the Holder, which firm does not have a material financial interest or other material economic relationship with either the Company or any of its Subsidiaries, on the one hand, or the Holder or its Affiliates or any BSL Affiliate, on the other hand.
     “Public Stock Merger” means an event described in clause (iii) of the definition of Change of Control Event pursuant to which all of the outstanding Common Shares of the Company are exchanged for, converted into or constitute solely (except to the extent of applicable appraisal rights) the right to receive common stock listed on a recognized national securities exchange, and with respect to which the Warrant will be exercisable into such common stock.
     “Recapitalization Event” means any consolidation, merger or similar extraordinary transaction, or any recapitalization or reclassification of the Common Shares, which in any such event does not constitute a Change of Control Event.
     “Warrant Shares” means the Company’s Common Shares issuable upon exercise of this Warrant in accordance with the terms hereof; provided that if there is a change such that the securities issuable upon the exercise of this Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term “Warrant Shares” will mean one share of the securities issuable upon the exercise of this Warrant if such securities is issuable in shares, or will mean the smallest unit in which such securities is issuable if such securities is not issuable in shares.
     Section 6. No Voting Rights; Limitations of Liability. This Warrant will not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase or acquire the Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, will give rise to any liability of the Holder for the Exercise Price of Warrant Shares acquirable by exercise of this Warrant or as a shareholder of the Company.

     Section 7. Warrant Transferable; Restrictions. Subject to the transfer conditions and restrictions referred to in the legend endorsed hereon and in Section 6.4 of the Securities Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment in substantially the form of Exhibit II at the principal office of the Company. The Holder acknowledges and agrees that the Warrant and the Warrant Shares acquired upon exercise of this Warrant, if not registered, will have the restrictions upon resale imposed by state and federal securities laws and each Warrant exchangeable in accordance with Section 8 and each certificate representing Warrant Shares will bear a legend in the following form:
     “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. THE TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER OF SUCH SECURITIES. THE COMPANY AND ITS TRANSFER AGENT WILL NOT BE OBLIGATED TO RECOGNIZE OR GIVE EFFECT TO ANY TRANSFER MADE IN VIOLATION OF SUCH RESTRICTIONS. A COPY OF SUCH RESTRICTIONS MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.”
     Section 8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant will be deemed to be the “Date of Issuance” hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.
     Section 9. Replacement of Securities. If any certificate or instrument evidencing the Warrant or the Warrant Shares received upon exercise of this Warrant is mutilated, lost, stolen or destroyed, the Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction, including an affidavit of loss and indemnity, which will not include a requirement to post bond. The applicant for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement securities.
     Section 10. Notices. All notices referred to in this Warrant will be in writing and will be deemed to have been given when delivered in the manner and to the addresses provided in Section 7.3 of the Securities Purchase Agreement.

     Section 11. Amendments; Waivers. No provision of this Warrant may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Subject to applicable law and the rules of the Trading Market, the Company and the Holder may at any time amend this Warrant. No waiver of any default with respect to any provision, condition or requirement of this Warrant will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.
     Section 12. Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and will not be deemed to limit or affect any of the provisions hereof.
     Section 13. Governing Law and Venue. The Michigan Business Corporation Act will govern all questions concerning the due authorization and issuance of the Warrant Shares issuable upon the exercise of this Warrant. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant will be governed by and construed and enforced in accordance with the internal procedural and substantive laws of the State of New York, without regard to the principles of conflicts of law thereof. All legal proceedings concerning the construction, validity, enforcement and interpretation of this Warrant (whether brought against the Company or the Holder or their respective Affiliates, directors, officers, shareholders, employees or agents) will be commenced exclusively (a) in the United States District Court for the state of New York located in the Southern District of New York and (b) in a state court of the State of New York located in the county of New York. Each party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the foregoing courts for the adjudication of any dispute arising in connection with this Warrant for the adjudication of any dispute arising in connection with this Warrant and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. The Company and, by its acceptance of this Warrant, the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Securities Purchase Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any other manner permitted by law.
     Section 14. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE COMPANY AND, BY ITS ACCEPTANCE OF THIS WARRANT, THE HOLDER EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.
     Section 15. Successors and Assigns. This Warrant will be binding upon the parties and their respective successors and assigns. The Company may not assign or delegate this Warrant or any rights or obligations hereunder without the consent of the Holder.
* * * * *

     IN WITNESS WHEREOF, the Company has executed and delivered this Warrant on                     , 2010.

BORDERS GROUP, INC.
By:
Name:
Title:

EXHIBIT I
FORM OF EXERCISE NOTICE
[To be executed only upon exercise of Warrant]
To BORDERS GROUP, INC.:
     The undersigned registered holder of the attached Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder,                      Warrant Shares and herewith makes payment of $                     therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is_____________________.
Dated:

(Street Address)

(City) (State) (Zip Code)

     The Company hereby acknowledges this Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of                      Warrant Shares, in accordance with the Transfer Agent Instructions dated _______________,                      from the Company and acknowledged and agreed to by [TRANSFER AGENT].

BORDERS GROUP, INC.
By:
Name:
Title:

EXHIBIT II
FORM OF ASSIGNMENT
To BORDERS GROUP, INC.:
     FOR VALUE RECEIVED, the undersigned registered holder of the attached Warrant hereby sells, assigns and transfers unto ____________ the rights represented by such Warrant to purchase                      Warrant Shares of Borders Group, Inc. to which and such Warrant relates, and appoints ____________ Attorney to make such transfer on the books of Borders Group, Inc. maintained for such purpose, with full power of substitution in the premises.
Dated:

(Street Address)

(City) (State) (Zip Code)